E.C. Agreement	12 Months Ended
Dec. 31, 2012
E.C. Agreement [Abstract]
E.C. Agreement
E.C. Agreement:
In 2004, PMI entered into an agreement with the European Commission (“E.C.”) and 10 Member States of the European Union that provides for broad cooperation with European law enforcement agencies on anti-contraband and anti-counterfeit efforts. This agreement has been signed by all 27 Member States. The agreement resolves all disputes between the parties relating to these issues. Under the terms of the agreement, PMI will make 13 payments over 12 years, including an initial payment of $250 million, which was recorded as a pre-tax charge against its earnings in 2004. The agreement calls for additional payments of approximately $150 million on the first anniversary of the agreement (this payment was made in July 2005), approximately $100 million on the second anniversary (this payment was made in July 2006) and approximately $75 million each year thereafter for 10 years, each of which is to be adjusted based on certain variables, including PMI’s market share in the European Union in the year preceding payment. Because future additional payments are subject to these variables, PMI records charges for them as an expense in cost of sales when product is shipped. In addition, PMI is also responsible to pay the excise taxes, VAT and customs duties on qualifying product seizures of up to 90 million cigarettes and is subject to payments of five times the applicable taxes and duties if qualifying product seizures exceed 90 million cigarettes in a given year. To date, PMI’s annual payments related to product seizures have been immaterial. Total charges related to the E.C. Agreement of $78 million, $86 million and $91 million were recorded in cost of sales in 2012, 2011 and 2010, respectively.